ALPINE CYCLICAL ADVANTAGE PROPERTY FUND
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED JULY 31, 2015
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
EACH DATED FEBRUARY 27, 2015

The following language is added to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees of Alpine Equity Trust (the “Trust”), on behalf of the Alpine Cyclical Advantage Property Fund (the “Fund”), has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Alpine Global Infrastructure Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund would be distributed to Fund shareholders, and the Fund would then be terminated. Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. If the reorganization is approved by Fund shareholders, it is expected to occur on or about October 23, 2015 or on such later date as the parties may agree (the “Closing Date”). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described below and in the Fund’s Prospectus. Only shareholders who hold shares of the Fund on August 25, 2015 will have the opportunity to vote with respect to the reorganization.

If Fund shareholders approve the reorganization, the Fund will distribute any remaining undistributed net investment income and its realized capital gains to shareholders prior to the Closing Date. Fund shareholders who do not hold their shares in a tax-advantaged account will receive a taxable capital gain distribution as a result. In addition, it is anticipated that the Fund’s portfolio manager will sell portfolio securities prior to the Closing Date so as to realign the Fund’s portfolio more closely to that of the Acquiring Fund, but it is not expected that the Fund will realize net capital gain in connection with those sales in excess of the Fund’s remaining loss carryforwards. If the Fund realizes net capital gains, those gains also will be distributed to shareholders prior to the Closing Date.

If the reorganization is approved by Fund shareholders, the Fund’s shares will be closed to purchases and incoming exchanges effective two days prior to the Closing Date of the reorganization.

This document is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Proxy materials describing the reorganization are expected to be mailed in September 2015. Please read the proxy materials carefully, when they are available, because they contain important information about the Fund reorganization and the Acquiring Fund.

Please retain this Supplement for future reference.